SANTA BARBARA GROUP OF MUTUAL FUNDS

Supplement dated November 1, 2005

to the

Prospectus

Dated August 1, 2005

The section of the prospectus entitled “INVESTMENT ADVISORY SERVICES located on page 10 of the Prospectus is revised as follows:

The first sentence of the third paragraph under sub-section “Fund Manager” is deleted in its entirety.

The information contained in this section is amended to include the following new sub-section:

Sub-Adviser – Montecito Fund

The Fund Manager has entered into a Sub-Advisor Agreement dated November 1, 2005 with Seidler Investment Advisors Incorporated ("Seidler"), 515 South Figueroa Street, 11th Floor, Los Angles, CA 90071, a subsidiary of The Seidler Companies Incorporated, to provide primary investment management services to the Montecito Fund.  As of March 1, 2005, Seidler managed assets of over $40 million for various individuals and pension and profit sharing plans.

Blake T. Todd is the portfolio manager responsible for the day-to-day management of the Montecito Fund.  Mr. Todd has been a Senior Vice President of The Seidler Companies Incorporated and a Portfolio Manager with Seidler Investment Advisors since early 2005.  Prior to joining Seidler, Mr. Todd was employed by Sutro & Co. – RBC Dain Rauscher from 1998 to 2005 as a branch manager, Senior Vice President and Portfolio Manager.  From 1979 to 1998, Mr. Todd held various sales and portfolio management positions with Dean Witter Reynolds, Kidder Peabody and Shearson Lehman Brothers.

This Supplement and the Prospectus dated August 1, 2005, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information Dated August 1, 2005, as amended September 21, 2005, have been filed with the Securities and Exchange Commission, both of which are incorporated herein by reference and can be obtained without charge by calling the Funds at 1-800-723-8637.

Please retain this supplement for future reference.